Exhibit 99.1

AGREEMENT

THIS AGREEMENT, dated as of March 9, 2007 (the “Agreement”), is by and among Wynnefield Partners Small Cap Value, L.P., a Delaware limited partnership (“Wynnefield Small Cap Value”), Wynnefield Partners Small Cap Value Offshore Fund, Ltd., a Delaware limited partnership (“Wynnefield Small Cap Value Offshore”), Wynnefield Partners Small Cap Value L.P. I, a Cayman Islands limited partnership (“Wynnefield Partners Small Cap Value”), Channel Partnership II, L.P., a New York limited partnership (“Channel”), Wynnefield Capital Management, LLC, a Delaware limited liability company (“Wynnefield Capital Management”), Wynnefield Capital, Inc., a Delaware corporation (“Wynnefield Capital”),  Nelson Obus (“Obus”) and Joshua Landes (“Landes”) (Wynnefield Small Cap Value, Wynnefield Small Cap Value Offshore, Wynnefield Partners Small Cap Value, Channel, Wynnefield Capital Management, Wynnefield Capital, Obus and Landes are referred to herein collectively as the “Wynnefield Group”), North Star Partners, L.P., a Delaware limited partnership (“North Star”), North Star Partners II, L.P., a Delaware limited partnership (“North Star II”), NS Advisors, LLC, a Connecticut limited liability company (“NS Advisors”), Andrew R. Jones (“Jones”) (North Star, North Star II, NS Advisors and Jones are referred to herein collectively as the “North Star Group”) and Cornell Companies, Inc., a Delaware corporation (the “Company”), who agree as follows:

WHEREAS, on December 6, 2006, the Wynnefield Group and the North Star Group, along with certain other parties (collectively, the “13D Filers”), filed a Schedule 13D (the “Filers’ 13D”) with the Securities and Exchange Commission (“SEC”) in which the 13D Filers disclaimed acting as a “group” and disclosed that they intended to vote against the transaction described in the previously announced Agreement and Plan of Merger entered into by the Company with The Veritas Capital Fund III, L.P. (the “Merger”); and

WHEREAS, on December 6, 2006, the 13D Filers sent a letter to the Company’s Board of Directors (the “Board of Directors”) in which it asserted, among other things, that (i) the Company’s Board of Directors failed in its fiduciary responsibility by recommending the Merger to the Company’s stockholders; (ii) the consideration for the Merger did not reflect the true value of the Company; (iii) the preliminary proxy statement filed by the Company withheld material information from the Company’s stockholders regarding the Merger; and (iv) the evaluation process conducted by the Company’s Board of Directors was flawed; and

WHEREAS, following the vote of the stockholders of the Company at which the Merger was not approved by the Company’s stockholders, the Wynnefield Group and the North Star Group advised the Company that they were seeking two seats on the Company’s Board of Directors and requested that the Company nominate Jones and Max Batzer (“Batzer”) to stand for election to the Company’s Board of Directors at the Company’s 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”); and

WHEREAS, the Company believed that if it failed to comply with the requests from the Wynnefield Group and the North Star Group there was a credible risk that the Wynnefield Group and the North Star Group would propose a slate of directors to the Company’s stockholders and solicit proxies in support of their election (the “Proxy Contest”); and

WHEREAS, on March 8, 2007, the Board of Directors elected Jones to fill a vacancy on its Board of Directors and has agreed to fill the remaining vacancy on the Board of Directors with Batzer at the next meeting of the Board of Directors; and

WHEREAS, the Company, the Wynnefield Group and the North Star Group have determined that their interests and those of the Company’s stockholders would best be served by (i) avoiding the substantial expense and disruption that would be expected to result from the Proxy Contest and potential litigation associated therewith, (ii) nominating Jones and Batzer for election as directors of the Company and (iii) the receipt of other agreements, covenants, rights and benefits as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and representations set forth herein, intending to be legally bound hereby, the parties hereby agree as follows:

1.             Board Representation; Related Matters.

(a)           At the next meeting of the Board of Directors, the Board of Directors will take all necessary action to fill the existing vacancy on the Board of Directors with Batzer.

(b)           Subject to the execution of this Agreement, the Board of Directors has approved a slate of nine nominees to stand for election at the 2007 Annual Meeting, which slate includes Jones and Batzer, or replacements or substitutes for such persons as contemplated herein.  The other nominees are James E. Hyman, Zachary George, Richard Crane, Alfred Jay Moran, D. Stephen Slack, Anthony Chase and Todd Goodwin (collectively, with Jones and Batzer, the “2007 Nominees”).  The Company will recommend that its stockholders vote in favor of the election of the 2007 Nominees and will solicit proxies for their election.

(c)           Jones and Batzer will enjoy the same rights, privileges, powers and duties as all other directors, and receive the same compensation and benefits as all other directors, including indemnification rights, exculpation protections associated with service on the Board of Directors and directors’ and officers’ liability insurance to the extent set forth in existing or future policies for directors generally.  Jones and Batzer will be reimbursed for expenses incurred in connection with service on the Board of Directors to the same extent and on the same basis as all other directors.

(d)           Each of the Wynnefield Group and the North Star Group and their respective Affiliates and Associates shall support the 2007 Nominees and recommend that the Company’s stockholders vote for the election of each of the 2007 Nominees at the 2007 Annual Meeting, and the Wynnefield Group and the North Star Group shall vote, and shall cause their Affiliates and Associates to vote, all Voting Securities (as such term is hereinafter defined) which they are entitled to vote at the 2007 Annual Meeting in favor of the election of each of the 2007 Nominees.  Each of the Wynnefield Group and the North Star Group and their respective Affiliates and Associates shall not, directly or indirectly, sell, transfer or otherwise dispose of, or pledge, hypothecate or otherwise encumber, or transfer or convey in any manner any voting rights with respect to, any Voting Securities beneficially owned by any of them at the time of the execution of this Agreement until after the date which is the record date fixed by the Board of Directors for determining the Company’s stockholders entitled to vote at the 2007 Annual Meeting.

(e)           If (i)  Batzer shall be unable or unwilling to serve as a director or nominee for any reason prior to his election as a director in accordance with Section 1(a) or (b) above or, prior to the Termination Date, shall cease to be a member of the Board of Directors by reason of his death, disability or resignation, or (ii) the Wynnefield Group determines, in its sole discretion, to replace Batzer as a nominee or a director, then the Wynnefield Group shall be entitled to designate one or more other persons reasonably acceptable to a majority of the members of the entire Board of Directors, and any such person shall be nominated or elected to the Board of Directors, as the case may be, in substitution for Batzer (the “Wynnefield Alternative Nominee”).  If (i)  Jones shall be unable or unwilling to serve as a director or nominee for any reason prior to his election as a director in accordance with Section 1(b) above or, prior to the Termination Date, shall cease to be a member of the Board of Directors by reason of his death, disability or resignation, or (ii) the North Star Group determines, in its sole discretion, to replace Jones as a nominee or a director, then the North Star Group shall be entitled to designate one or more other persons reasonably acceptable to a majority of the members of the entire Board of Directors, and any such person shall be appointed, nominated or elected to the Board of Directors, as the case may be, in substitution for Jones (the “North Star Alternative Nominee”).

(f)            Jones has been appointed to the Compensation Committee of the Board of Directors, in which capacity he or the North Star Alternative Nominee shall serve at all times prior to the Termination Date.  Upon his election to the Board of Directors, Batzer or the Wynnefield Alternative Nominee shall be appointed to the Nominating/Corporate Governance Committee of the Board of Directors, in which capacity he or the Wynnefield Alternative Nominee shall serve at all times prior to the Termination Date.  Provided, however, that neither Jones nor Batzer nor the Wynnefield Alternative Nominee nor the North Star Alternative Nominee shall be appointed to any committee of the Board of Directors if counsel to the Company advises the Board of Directors that the appointment of such director to any such committee of the Board of Directors would violate applicable law or applicable stock exchange rules or regulations.  Any additional committee assignments shall be in the discretion of the Board of Directors.  Except in connection with any election of directors, including at the 2007 Annual Meeting of Stockholders of the Company, and to the extent otherwise expressly required by applicable law, until the Termination Date, the Wynnefield Group and the North Star Group shall, at their discretion, either (i) vote and cause their Affiliates and Associates to vote, all Voting Securities which they are entitled to vote in accordance with the Board of Director’s recommendation with respect to any stockholder proposals, whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise, or (ii) vote, and cause their Affiliates and Associates to vote, all Voting Securities which they are entitled to vote proportionately with the vote of all other stockholders.  Prior to the Termination Date, in all elections of directors to the Board of Directors, the Wynnefield Group and the North Star Group each agree to vote, and shall cause their Affiliates and Associates to vote, all Voting Securities which they are entitled to vote, in accordance with the recommendation of the Board of Directors.

2.             Covenants of the Wynnefield Group and the North Star Group.

(a)           The Wynnefield Group and the North Star Group severally agree that, during the period commencing on the date of execution of this Agreement and ending on the Termination Date, without the prior written consent of the Board of Directors as specifically expressed in a resolution adopted by a majority of the entire membership of the Board of Directors, neither the Wynnefield Group nor the North Star Group, nor any of their respective Affiliates or Associates nor any Person acting at their direction or on their behalf, will, directly or indirectly:

(i)            with respect to the Company or its Voting Securities, make, engage or in any way participate in, directly or indirectly, any “solicitation” (as such term is used in the proxy rules of the SEC) of proxies or consents (whether or not relating to the election or removal of directors); seek to advise, encourage or influence any Person with respect to the voting of any Voting Securities (other than Affiliates or Associates); initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC) stockholders of the Company for the approval of shareholder proposals whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Exchange Act, or otherwise, or cause or encourage or attempt to cause or encourage any other Person to initiate any such stockholder proposal; otherwise communicate with the Company’s stockholders or others pursuant to Rule 14a-1(l)(2)(iv) under the Exchange Act; or participate in, or take any action pursuant to, any “stockholder access” proposal which may be adopted by the SEC, whether in accordance with previously proposed Rule 14a-11 or otherwise;

(ii)           seek, propose, or make any statement with respect to any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, restructuring, recapitalization or similar transactions of or involving the Company or any of its Affiliates or Associates;

(iii)          form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any Voting Securities (except as may be deemed to exist between the Wynnefield Group and the North Star Group together with the Insight Reporting Person (as defined in the Filers’ 13D));

(iv)          deposit any Voting Securities in any voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of any Voting Securities;

(v)           act alone or in concert with others to control or seek to control, or influence or seek to influence, the management, the Board of Directors or policies of the Company;

(vi)          make any demand or request for any Stockholder List Information, or any related material, or for the books and records of the Company or its Affiliates;

(vii)         except as specifically and expressly set forth in this Agreement, seek, alone or in concert with others, election or appointment to or representation on, or nominate or propose the nomination of any candidate to, the Board of Directors, or seek the removal of any member of the Board of Directors;

(viii)        have any discussions or communications, or enter into any arrangements, understanding or agreements (whether written or oral) with, or advise, finance, assist or encourage, any other Person in connection with any of the foregoing (including by granting any waiver to any legal, financial, public relations, proxy solicitation or other firm that represented or was engaged by them, their Affiliates, Associates or any of their legal counsel with respect to the Company, which waiver would permit any such firm to represent any Person in connection with matters relating to the Company), or make any investment in or enter into any arrangement with any other Person that engages, or offers or proposes to engage, in any of the foregoing;

(ix)           make or disclose any statement regarding any intent, purpose, plan or proposal with respect to the Board, the Company, its management, policies or affairs or any of its securities or assets or this Agreement that is inconsistent with the provisions of this Agreement, including any intent, purpose, plan or proposal that is conditioned on, or would require waiver, amendment, nullification or invalidation of, any provision of this Agreement or take any action that could require the Company to make any public disclosure relating to any such intent, purpose, plan, proposal or condition; or

(x)            otherwise take, or solicit, cause or encourage others to take, any action inconsistent with any of the foregoing.

(b)           Notwithstanding any other provision of this Agreement, Jones and Batzer, during the term of their service as a director of the Company, shall not be prohibited in any way from acting as a director and complying with his fiduciary duties as a director of the Company.

3.             Sale of Voting Securities.  From and after the date following the record date for determining stockholders entitled to vote at the 2007 Annual Meeting and until the Termination Date, the Wynnefield Group and the North Star Group severally agree that each such group and their respective Affiliates or Associates will not engage in any sale, transfer or other disposition of Voting Securities other than (i) open market sales not exceeding in any one trading day 20% of the Company’s average daily volume for the previous 30 trading days, (ii) privately negotiated sales, transfers or dispositions, provided that the transferee immediately following any such transaction would not, together with such transferee’s Affiliates and Associates, beneficially own in the aggregate 2% or more of the Company’s outstanding Voting Securities or (iii) any other sales, transfers or dispositions with the prior approval of the majority of the entire Board of Directors.

4.             Representations and Warranties of the Wynnefield Group and the North Star Group.

(a)           Each member of the Wynnefield Group and the North Star Group which is not a natural person severally represents and warrants on its own behalf that it has the corporate or other power and authority to execute, deliver and carry out the provisions of this Agreement and to consummate the transactions contemplated hereby.

(b)           Each member of the Wynnefield Group and the North Star Group which is not a natural person severally represents and warrants on its own behalf that this Agreement has been duly and validly authorized, executed, and delivered by such member and constitutes a valid and binding obligation of such member, and is enforceable against it in accordance with its terms.

(c)           Each member of the Wynnefield Group and the North Star Group who is a natural person severally represents and warrants on his own behalf that he has the power and authority to execute, deliver and carry out the provisions of this Agreement and to consummate the transactions contemplated hereby.

(d)           Each member of the Wynnefield Group and the North Star Group who is a natural person severally represents and warrants on his own behalf that this Agreement has been duly executed and delivered, constitutes his valid and binding obligation, and is enforceable against him in accordance with its terms.

5.             Representations and Warranties of the Company.

(a)           The Company represents and warrants that it has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

(b)           The Company represents and warrants that this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms.

6.             Termination Date.  The Termination Date (“Termination Date”) shall be the earlier of March 9, 2008 or the date which is ten days prior to the last date on which a stockholder may give notice to the Company of its intention to submit a proposal to the Company’s stockholders for action at the 2008 Annual Meeting of Stockholders.

7.             Press Release.  Upon execution of this Agreement, the Company, the Wynnefield Group and the North Star Group shall issue a joint press release substantially in the form attached hereto as Exhibit 1 with such changes as may be mutually agreed to by the Company and the Wynnefield Group and the North Star Group.  None of the parties hereto will make any public statements other than as required by law and none of such statements shall be inconsistent with, or are otherwise contrary to, the statements in the press release.  Nothing shall preclude or prevent either the Company or the Wynnefield Group or the North Star Group from making public statements that are neither contrary to nor inconsistent with the statements in the press release, provided that all such public statements shall be in compliance with applicable securities laws and consistent with any such party’s fiduciary duties.

8.             Specific Performance.  The Company, the Wynnefield Group and the North Star Group acknowledge and agree that the other parties would be irreparably injured by a breach of this Agreement by such party and that money damages are an inadequate remedy for an actual or threatened breach of this Agreement because of the difficulty of ascertaining the amount of damage that will be suffered in the event that this Agreement is breached.  Accordingly, the Company, the Wynnefield Group and the North Star Group agree to the granting of specific performance of this Agreement and injunctive or other equitable relief as a remedy for any such breach, without proof of actual damages, and further agree to waive any requirement for the securing or posting of any bond in connection with any such remedy.  Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity.  In the event of litigation relating to this Agreement, if a court of competent jurisdiction determines in a final, non-appealable order that this Agreement has been breached by either party, then the breaching party will reimburse the other party for its costs and expenses (including, without limitation, reasonable legal fees and expenses) incurred in connection with all such litigation.

9.             No Waiver.  Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

10.           Certain Definitions.  As used in this Agreement, (a) the term “Person” as used herein shall be interpreted broadly to include, among others, any individual, partnership, corporation, limited liability company, joint venture, group, syndicate, trust, government or agency thereof, or any other association or entity; (b) the terms “Affiliates” and “Associates” shall have the meanings set forth in Rule 12b-2 under the Exchange Act and shall include persons who become Affiliates or Associates of any Person subsequent to the date hereof; (c) the term “Voting Securities” shall mean the shares of Common Stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, such Common Stock or other securities, whether or not subject to the passage of time or other contingencies; (d) the Company and each of the members of the 13D Filers will be referred to herein individually as a “party” and collectively as “parties”; and (e) the term “business day” means any day other than a Saturday, Sunday or a day on which banks in New York City are authorized or obligated by applicable law or executive order to close or are otherwise generally closed.

11.           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

12.           Successors and Assigns.  All the terms and provisions of this Agreement shall inure to the benefit of and shall be enforceable by the successor and assigns of the parties hereto.

13.           Third Party Beneficiaries.  Nothing contained in this Agreement shall create any rights in, or be deemed to have been executed for the benefit of, any Person or entity that is not a party hereto or a successor or permitted assign of such a party.

14.           Survival of Representations.  All representations, warranties and agreements made by the parties in this Agreement or pursuant hereto shall survive the date hereof.

15.           Entire Agreement; Amendments.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

16.           Headings.  The section headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

17.           Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by hand delivery, cable, telecopy (confirmed in writing) or telex, or by mail (registered or certified, postage prepaid, return receipt requested) to the respective parties hereto as follows:

If to the Company:

Cornell Companies, Inc.
Attention: Mr. James E. Hyman, Chief Executive Officer
Telecopier: (713) 335-9110

with a copy to:

William D. Gutermuth, Esq.
Bracewell & Giuliani LLP
South Tower Pennzoil Place
711 Louisiana Street, Suite 2300
Houston, Texas 77002
Telecopier: (713) 221-2114

If to the members of the Wynnefield Group:

c/o Wynnefield Capital, Inc.
Attention: Mr. Nelson Obus
Telecopier: (212) 760-0824

with a copy to:

Jeffrey S. Tullman, Esq.
Kane Kessler, P.C.
1350 Avenue of the Americas, 26th Floor
New York, New York 10019
Telecopier: (212) 245-3009

If to the members of the North Star Group

c/o North Star Partners, L.P.
274 Riverside Avenue
Westport, Connecticut 06880
Attention: Mr. Andrew Jones
Telecopier: (203) 227-3838

with a copy to:

Greenberg Traurig, LLP
The Met Life Building
200 Park Avenue
New York, New York 10166
Attention: Shahe Sinanian, Esq.
Telecopier: (212) 801-6400

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

18.           Governing Law.   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed in such State, without giving effect to choice of law principles thereof, that would cause the application of the laws of any other jurisdiction, provided, however, that any issue related to the duties (and compliance therewith) of any member of the Board of Directors as such shall be governed by the laws of Delaware, including the Delaware General Corporation Law.  Nothing in this Agreement shall affect the obligation of any party to testify truthfully if called to testify under oath.

19.           Submission to Jurisdiction.  Each of the parties irrevocably submits to the exclusive jurisdiction and service and venue in any federal or state court sitting in the State of New York for the purposes of any action, suit or proceeding relating to this Agreement.  Each of the parties irrevocably and unconditionally waives any objections to the laying of venue of any action, suit or proceeding relating to this Agreement in any federal or state court sitting in the State of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

20.           Counterparts; Facsimile.  This Agreement may be executed in counterparts, including by facsimile, each of which shall be an original, but each of which together shall constitute one and the same Agreement.

21.           Wynnefield Representative and North Star Representative.  Each member of the Wynnefield Group hereby irrevocably appoints Obus as such member’s attorney-in-fact and representative (the “Wynnefield Representative”), in such member’s place and stead, to do any and all things and to execute any and all documents and give and receive any and all notices or instructions in connection with this Agreement and the transactions contemplated hereby.  The Company shall be entitled to rely, as being binding on each member of the Wynnefield Group, upon any action taken by the Wynnefield Representative or upon any document, notice, instruction or other writing given or executed by the Wynnefield Representative.  Each of the parties hereto acknowledges and agrees that the Wynnefield Representative shall have no liability to, and shall not be liable for any losses or liabilities of, any party hereto in connection with any obligations or actions of the Wynnefield Representative under this Agreement in his or her capacity as the Wynnefield Representative, except to the extent such losses or liabilities are proven to be the direct result of willful misconduct by the Wynnefield Representative in connection with the performance of his or her obligations hereunder.  Each member of the Wynnefield Group agrees that, until the Termination Date, in the event and at the time the Wynnefield Representative appointed hereby shall no longer be the Wynnefield Representative for any reason, he, she or it will execute a power of attorney appointing a successor Wynnefield Representative as his, her or its attorney-in-fact with the same authority and power as granted under this Section 21.

Each member of the North Star Group hereby irrevocably appoints Jones as such member’s attorney-in-fact and representative (the “North Star Representative”), in such member’s place and stead, to do any and all things and to execute any and all documents and give and receive any and all notices or instructions in connection with this Agreement and the transactions contemplated hereby.  The Company shall be entitled to rely, as being binding on each member of the North Star Group, upon any action taken by the North Star Representative or upon any document, notice, instruction or other writing given or executed by the North Star Representative.  Each of the parties hereto acknowledges and agrees that the North Star Representative shall have no liability to, and shall not be liable for any losses or liabilities of, any party hereto in connection with any obligations or actions of the North Star Representative under this Agreement in his or her capacity as the North Star Representative, except to the extent such losses or liabilities are proven to be the direct result of willful misconduct by the North Star Representative in connection with the performance of his or her obligations hereunder.  Each member of the North Star Group agrees that, until the Termination Date, in the event and at the time the North Star Representative appointed hereby shall no longer be the North Star Representative for any reason, he, she or it will execute a power of attorney appointing a successor North Star Representative as his, her or its attorney-in-fact with the same authority and power as granted under this Section 21.

22.           Further Actions.  Upon and subject to the terms of this Agreement, each of the parties hereto agrees to use its or his reasonable best efforts to cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable to consummate or make effective, in the most expeditious manner practicable, the matters contemplated by this Agreement.

[Next page is a signature page.]

IN WITNESS WHEREOF, each of the parties to this Agreement have caused this Agreement to be duly executed as of the day and year first above written.

CORNELL COMPANIES, INC.

By:
Name:
Title:

WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

By:
Name:
Title:

WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

By:
Name:
Title:

WYNNEFIELD PARTNERS SMALL CAP VALUE LP.

By:
Name:
Title:

CHANNEL PARTNERSHIP II, L.P.

By:
Name:
Title:

WYNNEFIELD CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

WYNNEFIELD CAPITAL, INC.

By:
Name:
Title:

NELSON OBUS

JOSHUA LANDES

NORTH STAR PARTNERS, L.P.

By:
Name:
Title:

NORTH STAR PARTNERS II, L.P.

By:
Name:
Title:

NS ADVISORS, LLC

By:
Name:
Title:

ANDREW R. JONES